EXHIBIT 24


                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B. P. SHERWOOD, III, MARY E. TUUK and ALBERT T. POTAS, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock, $1.00 par value, to be offered to the shareholders of Seaway Financial Corporation in connection with the merger of Seaway Financial Corporation with and into Old Kent Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


       SIGNATURE                      TITLE                        DATE

/S/ JAMES P. HACKETT, SR.    Director                       September 25, 1996
James P. Hackett, Sr.




















                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B. P. SHERWOOD, III, MARY E. TUUK and ALBERT T. POTAS, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock, $1.00 par value, to be offered to the shareholders of Seaway Financial Corporation in connection with the merger of Seaway Financial Corporation with and into Old Kent Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


       SIGNATURE                      TITLE                        DATE

/S/ MICHAEL J. JANDERNOA     Director                       September 26, 1996
Michael J. Jandernoa























                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B. P. SHERWOOD, III, MARY E. TUUK and ALBERT T. POTAS, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock, $1.00 par value, to be offered to the shareholders of Seaway Financial Corporation in connection with the merger of Seaway Financial Corporation with and into Old Kent Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


       SIGNATURE                      TITLE                        DATE

/S/ ERINA HANKA              Director                       September 30, 1996
Erina Hanka























                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, B. P. SHERWOOD, III, MARY E. TUUK and ALBERT T. POTAS, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation with respect to the issuance of shares of its Common Stock, $1.00 par value, to be offered to the shareholders of Seaway Financial Corporation in connection with the merger of Seaway Financial Corporation with and into Old Kent Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


       SIGNATURE                      TITLE                        DATE

/S/ PETER F. SECCHIA         Director                          October 7, 1996
Peter F. Secchia